UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 7, 2025

Actuate Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-42139	47-3044785
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1751 River Run, Suite 400 Fort Worth, Texas	76107
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (817) 887-8455

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000001 per share	ACTU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Actuate Therapeutics, Inc. (the “Company”) will host its first Annual Meeting of Stockholders (“Annual Meeting”) virtually on May 22, 2025. The Company’s Board of Directors also set a record date of March 25, 2025, entitling stockholders of record as of such date to notice of and to vote at the Annual Meeting.

The Company will provide additional details regarding the matters to be voted on and instructions for accessing the Annual Meeting in the Company’s proxy statement to be filed with the Securities and Exchange Commission prior to the Annual Meeting.

Deadline for Rule 14a-8 Stockholder Proposals

To be considered for inclusion in proxy materials for the Annual Meeting, stockholder proposals submitted pursuant to Rule 14a-8 and intended to be presented at the Annual Meeting must be received by the Company at 1751 River Run, Suite 400, Fort Worth, Texas 76107 no later than the close of business on February 21, 2025. Any proposal received after such date will be considered untimely. All Rule 14a-8 proposals must be in compliance with applicable laws and regulations in order to be considered for inclusion in the Company's proxy materials for the Annual Meeting.

Advance Notice Deadline for Director Nominations and Other Stockholder Proposals

The Amended and Restated Bylaws of the Company (the “Bylaws”) include separate advance notice provisions applicable to stockholders seeking to bring nominations for directors or to bring proposals before an annual meeting of stockholders other than pursuant to Rule 14a-8. These advance notice provisions require that, among other things, stockholders give timely written notice to the Company regarding such nominations or proposals and provide the information and satisfy the other requirements set forth in the Bylaws. To be timely, a stockholder who intends to present nominations or a proposal at the Annual Meeting other than pursuant to Rule 14a-8 must provide the information set forth in the Bylaws to the Company no later than close of business on February 21, 2025.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Actuate Therapeutics, Inc.

Date: February 7, 2025	By:	/s/ Daniel M. Schmitt
Name: Daniel M. Schmitt
Title: President and Chief Executive Officer

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